GUARDIAN VARIABLE PRODUCTS TRUST

Supplement dated June 14, 2022

to the Prospectus

Dated May 1, 2022, as supplemented

Effective immediately, the first paragraph in the section of the Prospectus entitled “Other Information” on page 153 of the Prospectus is deleted and replaced in its entirety as follows:

Each Fund issues and sells its shares to the Separate Accounts. The Separate Accounts hold shares of mutual funds, including the Funds, which fund benefits under Contracts. With respect to matters to be voted on by shareholders of the Funds, GIAC, as the owner of the assets held in the Separate Accounts, are the shareholders of the Funds and are entitled to vote their shares of the Funds. GIAC will vote outstanding shares of the Funds in accordance with instructions received from the owners of the Contracts, which have some or all of the contract or policy value invested in the Funds. GIAC will vote each Fund’s shares attributable to Contracts for which it does not receive voting instructions in the same proportion as the shares for which it does receive voting instructions. GIAC also will vote the Funds’ shares that it owns directly because of its contributions or accumulations in the Separate Accounts through which GIAC offers the Contracts in proportion to the shares for which GIAC receives timely voting instructions. As a result of the proportional voting described here, a small number of contract owners may determine the outcome of a shareholder vote. For a shareholder meeting to go forward with respect to a Fund, there must be a quorum. This means that a quorum (one-third) of each Fund’s shares entitled to vote on the proposal must be represented at a meeting either in person or by proxy. Because GIAC owns all the shares of the Funds, its presence at a meeting in person or by proxy will meet the quorum requirement for the Funds. The Funds offer shares to variable annuity contract and variable life insurance policy separate accounts. A condition for reliance on a related SEC exemptive order applicable to the Trust provides that the Board would monitor for events to ensure that there are no material irreconcilable differences between or among the owners of variable annuity contracts and variable life insurance policies. If such a conflict should arise, one or more separate accounts may withdraw their investments in a Fund. This could possibly force a Fund to sell portfolio securities at disadvantageous prices. If circumstances make it necessary to create separate portfolios for variable annuity and variable life insurance separate accounts, GIAC will bear the expenses involved in setting up the new portfolios. However, the ongoing expenses Contract owners ultimately pay would likely increase because of the loss of economies of scale provided by the current arrangement.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.